Exhibit 99.1

Report of Independent Accountants on Applying
Agreed-Upon Procedures

Hewlett-Packard Financial Services Company
200 Connell Drive
Berkeley Heights, NJ 07922

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Hewlett-Packard Financial Services Company (the “Company,” as the engaging party), BNP Paribas Securities Corp., Santander US Capital Markets LLC, SG Americas Securities, LLC, and TD Securities (USA) LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in determining the accuracy of certain attributes of a sample of collateral assets in connection with the potential issuance of asset backed notes by HPEFS Equipment Trust 2025-2 (the “Transaction”). The Company (the “Responsible Party”) is responsible for the Transaction and the accuracy of certain attributes for a sample of collateral assets which may be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 150 lease contracts. The Company provided a list of accounts, which the Company represents is as of August 31, 2025 (the “Cut-off Date”). As instructed by the Responsible Party, we randomly selected 150 receivables (the “Sample Leases”) from the Lease Contract Data Tape (defined below). During this engagement, the Company informed us that two Sample Leases will not be included in the final pool of collateral for the Transaction. We make no representations as to the adequacy of the reduced sample size, nor do we draw any conclusions about the Lease Contract Data Tape, the final pool of collateral for the Transaction, any other receivables in the Lease Contract Data Tape excluded from the final pool of collateral for the Transaction, or any additional receivables not included in the Lease Contract Data Tape that are included in the final pool collateral for the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;
•The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York, 10017
T: 646-471-3000, F: 813-286-6000, www.pwc.com/us

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•The value of collateral securing such assets; and
•The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the collateral or the securities to be offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•The reasonableness of any of the assumptions provided by the Responsible Party; and
•The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

The procedures performed and results thereof are described below.

I. Data, Information and Documents Provided

The Company provided the following data, information, and documents:

A.An Excel data file which the Company represents contains certain account information for an initial eligible pool of collateral (5,170 leases), which may be included in the Transaction as of the Cut-off Date, and was provided on September 15, 2025 (the “Lease Contract Data Tape”).

B.An Excel data file containing projected monthly cash flows for the accounts included in the Lease Contract Data Tape which the Company represents is as of the Cut-off Date (the “Cash Flows Data Tape”).

C.An Excel data file containing the NAIC industry code and related description for each customer for the accounts included in the Lease Contract Data Tape, which the Company represents was extracted from their Odessa system on September 17, 2025 (the “Customer Industry File”).

D.A mapping file containing variations of customer names for the Sample Leases which the Company represents are acceptable variations in customer name including names of parent companies, subsidiaries, and affiliates of customers (“Customer Mapping File”).

E.An Excel data file containing the delinquency statuses and amounts for the accounts included in the Lease Contract Data Tape, which the Company represents was extracted from their Odessa system as of September 17, 2025 (the “Portfolio Delinquency File”).

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F.The Company provided the methodology used to calculate remaining term on the Lease Contract Data Tape, which the Company represents is “Maturity Date less Cut-off Date,” where the Maturity Date is obtained from the Lease Contract Data Tape (the “Remaining Term Calculation Methodology”).

G.For each Sample Lease, the master lease agreement or lease agreement, including certain supporting schedules, which pertain to the end-user and, as applicable certain modification documents, including contract amendments, maturity date extension agreements, transfer and assignment agreements or novation agreements (the “Lease Contracts”).

H.For each Sample Lease, screenshots from the Company’s Odessa system (the “Lease System Screenshots”), which the Company represents were pulled from the system between September 17, 2025 and September 29, 2025 containing:

Contract number, customer ID, name of lessee, residual value, lease maturity date, and primary billing address for the customer.

I.For 3 Sample Leases, the Company provided an adjustment letter dated July 3, 2025 (for Sample Lease #2), September 25, 2025 (for Sample Lease #13), and July 13, 2025 (for Sample Lease #48), which the Company represents contains the contract number for that particular customer (the “Contract Number File”).

J.For 2 Sample Leases, the Company provided an Excel file containing asset level detail information including partial buyout and renewal amount, which the Company represents, was adjusted against the periodic lease payment amount due (the “Partial Buyout and Renewal File”).

The data, information, and documents listed above in this Section I, are collectively referred to as the “Data, Information, and Documents”.

II. Procedures Performed

We performed the following agreed-upon procedures on the Sample Leases. For purposes of the procedures below, in the event that information was not clear, data was missing, or there was a question with regard to information contained in the Data, Information and Documents relevant to the performance of these agreed-upon procedures, we contacted the Company’s operations manager or a designee as identified by the Company for clarification prior to reporting any exceptions.

A.For each Sample Lease, we compared the following information from the respective field on the Lease Contract Data Tape to the corresponding information in the Lease Contracts applying the respective “Special Instructions” below which were provided by the Company and accepted by the Specified Parties:

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	Description	Field on Lease Contract Data Tape	Special Instructions
1	Contract Number	PCD_ACCT_NBR
Inclusion or omission of periods, hyphens, spaces and/or additional characters at the end of the ‘PCD_ACCT_NBR’ field in the Lease Contracts Data Tape (e.g., "P2" or "LW-01"), or the inclusion of “MLPA” within the Contract Number to identify master contracts, are acceptable variations of a Contract Number.

For Sample Leases #2, #13, and #48, the Company instructed us to use the Contract Number File to perform this procedure.

2	Name of Lessee	CustomerName
We performed this procedure for Sample Leases identified as “Direct” only per the ‘LEASETYPE’ field within the Lease Contract Data Tape and used the Customer Mapping File to determine acceptable variations of Name of Lessee.

3	Original Term of Lease	OrigTerm

We noted no exceptions.

B.Using the first non-zero field displayed within column E that has a value which is later than the Cut-off Date in column D in the Cash Flows Data Tape, which the Company represents is the periodic lease payment amount due by month through the maturity date, we compared the dollar amount in this field to the respective Lease Contracts, and if the amount did not agree, to the respective amounts in the Lease Contracts minus the respective buyout amounts in the Partial Buyout and Renewal File.

We noted the following:

Source File	Number of Sample Leases Using Source File
Lease Contracts	148
Partial Buyout and Renewal File	2

We noted no exceptions.

For purposes of this procedure B, the Company and Specified Parties agreed to note an exception if the difference in periodic lease payment amount due for a Sample Lease is greater than 10% of the periodic lease payment amount due in the Cash Flows Data Tape.

C.For each Sample Lease, we compared the following information from the respective field on the Lease Contract Data Tape to the corresponding information in the Lease System Screenshots applying the respective “Special Instructions” below which were provided by the Company and accepted by the Specified Parties.

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	Description	Field on Lease Contract Data Tape	Special Instructions
1	Contract Number	PCD_ACCT_NBR
Inclusion or omission of periods, hyphens, spaces and/or additional characters at the end of the ‘PCD_ACCT_NBR’ field in the Lease Contracts Data Tape (e.g., "P2" or "LW-01"), or the inclusion of “MLPA” within the Contract Number to identify master contracts, are acceptable variations of a Contract Number.

2	Customer ID	CustomerID
3	Name of Lessee	CustomerName
We performed this procedure for Sample Leases identified as “Embedded” only per the ‘LEASETYPE’ field within the Lease Contract Data Tape and used the Customer Mapping File to determine acceptable variations of Name of Lessee.

4	State of Bill Recipient	CustState
5	Residual	ActResidVal
6	Lease Maturity Date	ContractMaturityDt

We noted no exceptions.

D.For each Sample Lease we compared the ‘DelinqAmt’ field within the Lease Contract Data Tape to the respective ‘DelinqAmt’ field contained within the Portfolio Delinquency File, noting no exceptions.

E.For each Sample Lease, using the ‘PCD_ACCT_NBR’ field in the Lease Contract Data Tape, we compared the NAIC industry code shown in the ‘NAICCde’ field in the Lease Contract Data Tape to the NAIC industry code listed in the Customer Industry File, noting no exceptions.

F.For each Sample Lease, we recalculated “Remaining Term” using the Remaining Term Calculation Methodology, and compared our result to the remaining term shown in the ‘RemTerm’ field in the Lease Contract Data Tape, noting no exceptions.

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This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the Transaction or the accuracy of certain attributes for a sample of collateral assets which may be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

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This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

New York, New York
October 2, 2025